                                                                                             Exhibit 2.3

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                Articles of Merger
             (PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.       ABOVE SPACE IS FOR OFFICE USE ONLY
                            (PURSUANT TO NEVADA REVISED STATUTES CHAPTER 92A)
                                         (EXCLUDING 92A.200(4b))
                                           SUBMIT IN DUPLICATE

         1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

                                         DARWIN RESOURCES CORP.
            --------------------------------------------------------------------------------------------
            Name of merging entity

                           Nevada                                                      Corporation
            ---------------------------------------            -----------------------------------------
            Jurisdiction                                       Entity type*

            --------------------------------------------------------------------------------------------
            Name of merging entity

            ---------------------------------------            -----------------------------------------
            Jurisdiction                                       Entity type*

            --------------------------------------------------------------------------------------------
            Name of merging entity

            ---------------------------------------            -----------------------------------------
            Jurisdiction                                       Entity type*

            --------------------------------------------------------------------------------------------
            Name of merging entity

            ---------------------------------------            -----------------------------------------
            Jurisdiction                                       Entity type*

            and

                                         DARWIN RESOURCES CORP.
            --------------------------------------------------------------------------------------------
            Name of surviving entity

                           Delaware                                                    Corporation
            ---------------------------------------            -----------------------------------------
            Jurisdiction                                       Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.    Nevada Secretary of State AM Merger 2003
                                                                                                     Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                Articles of Merger
             (PURSUANT TO NRS 92A.200)

         2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada
            (if a foreign entity is the survivor in the merger - NRS 92A.190):

                    Attn:                   Kylene Cane, Esq.
                           -------------------------------------------------------------------
                    c/o                      Cane Clark LLP
                           -------------------------------------------------------------------
                                          3273 E. WARM SPRINGS
                           -------------------------------------------------------------------
                             Las Vegas                      NV                  89120
                           -------------------------------------------------------------------

         3) (Choose one)

            |X|      The  undersigned  declares that a plan of merger has been adopted by each  constituent entity (NRS 92A.200).

            | |      The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

         4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each
            entity) (if there are more than four merging entities, check box | | and attach an 8 1/2" x
            11" blank sheet containing the required information for each additional entity):

            (a)   Owner's approval was not required from:

                  -------------------------------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  -------------------------------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  -------------------------------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  -------------------------------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  and, or;

                  -------------------------------------------------------------------------------------------------------------
                  Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.           Nevada Secretary of State AM Merger 2003
                                                                                                            Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                Articles of Merger
             (PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.     ABOVE SPACE IS FOR OFFICE USE ONLY

            (b)   Owner's approval was not required from:

                                              Darwin Resources Corp.
                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  and, or;
                                              Darwin Resources Corp.
                  ---------------------------------------------------------------------------------------
                  Name of surviving entity, if applicable

* Unless otherwise  provided in the certificate of trust or governing  instrument of a business trust, a merger must be approved by all the  trustees  and  beneficial  owners of each  business  trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.            Nevada Secretary of State AM Merger 2003
                                                                                                             Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                Articles of Merger
             (PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.         ABOVE SPACE IS FOR OFFICE USE ONLY

            (c)   Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

                  The plan has been  approved by the  directors  of the  corporation  and by each public officer  or other  person  whose  approval  of the plan of merger is  required  by the articles of incorporation of the domestic corporation.

                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  ---------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  ---------------------------------------------------------------------------------------
                  Name of merging entity, if applicable

                  and, or;

                  ---------------------------------------------------------------------------------------
                  Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.            Nevada Secretary of State AM Merger 2003
                                                                                                             Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                Articles of Merger
             (PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.                 ABOVE SPACE IS FOR OFFICE USE ONLY

         5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

         6) Location of Plan of Merger (check a or b):

            | |  (a) The entire plan of merger is attached;

         or,

            |X|  (b) The  entire  plan of  merger  is on file at the  registered office  of  the  surviving  corporation,  limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

         7)  Effective date (optional)**:______________________________________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger.
Please entitle them "Restated" or "Amended and Restated,"  accordingly.  The form to accompany  restated
articles  prescribed by the  secretary of state must  accompany the amended  and/or  restated  articles.
Pursuant  to NRS  92A.180  (merger  of  subsidiary  into  parent - Nevada  parent  owning 90% or more of subsidiary),  the  articles of merger may not contain  amendments  to the  constituent  documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger  takes  effect upon filing the  articles of merger or upon a later date as  specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.            Nevada Secretary of State AM Merger 2003
                                                                                                             Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                Articles of Merger
             (PURSUANT TO NRS 92A.200)

Important: Read attached instructions before completing form.         ABOVE SPACE IS FOR OFFICE USE ONLY

         8)  Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

             (if there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

                                                     Darwin Resources Corp.
             -------------------------------------------------------------------------------------------
             Name of merging entity

             /s/ Robert Ferguson                           President                   November 21, 2005
             -------------------------------------------------------------------------------------------
             Signature                                       Title                              Date

             -------------------------------------------------------------------------------------------
             Name of merging entity

             -------------------------------------------------------------------------------------------
             Signature                                       Title                              Date

             -------------------------------------------------------------------------------------------
             Name of merging entity

             -------------------------------------------------------------------------------------------
             Signature                                       Title                              Date

             -------------------------------------------------------------------------------------------
             Name of merging entity

             -------------------------------------------------------------------------------------------
             Signature                                       Title                              Date

                                                     Darwin Resources Corp.
             -------------------------------------------------------------------------------------------
             Name of surviving entity

             /s/ Robert Ferguson                           President                   November 21, 2005
             -------------------------------------------------------------------------------------------
             Signature                                       Title                              Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law  governing  it (NRS  92A.230).  Additional  signature  blocks  may be  added  to this  page or as an attachment, as needed.

IMPORTANT:  Failure to include  any of the above  information  and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.    Nevada Secretary of State AM Merger 2003
                                                                                                     Revised on: 10/24/03